Exhibit 99.1

FirstEnergy Corp.	For Release: February 10, 2022
76 South Main Street
Akron, Ohio 44308
www.firstenergycorp.com

News Media Contact:	Investor Relations Contact:
Jennifer Young	Irene Prezelj
(216) 337-8789	(330) 384-3859

FirstEnergy Agrees on Terms to Resolve Shareholder Derivative Litigation

Akron, Ohio – FirstEnergy Corp. (NYSE: FE) today announced that, acting through the Special Litigation Committee of its Board of Directors, it has agreed to a settlement term sheet to resolve derivative claims asserted on the company’s behalf and for the company’s benefit in multiple shareholder derivative lawsuits filed in the U.S. District Court for the Southern District of Ohio, the U.S. District Court for the Northern District of Ohio, and the Ohio Court of Common Pleas, Summit County. The measures outlined in the settlement complement the substantial enhancements and actions that FirstEnergy and its Board of Directors have implemented to strengthen FirstEnergy’s governance and compliance program.

“The corporate governance provisions included in the settlement are aligned with the actions we have taken to move forward as a stronger organization,” said Donald T. Misheff, FirstEnergy non-executive chairman. “FirstEnergy achieved significant accomplishments in 2021, including two transformative transactions raising $3.4 billion, increasing our planned capital investments, continued operational excellence, and, importantly, prioritizing a culture of compliance and integrity.”

The settlement, which is subject to court approval, will fully resolve the derivative actions and stipulates a series of corporate governance enhancements, including:

•Six members of the Board of Directors who have served on the Board for a minimum of five years will not stand for re-election at the company’s 2022 annual shareholder meeting.

•A special committee will be formed at the direction of the Board of at least three recently appointed independent directors to initiate a review process of the current executive team, to begin within 30 days of the 2022 annual shareholder meeting.
•The Board will oversee the company’s lobbying and political activities, including periodically reviewing and approving political and lobbying action plans prepared by management.
•The Board will form a committee of recently appointed independent directors to oversee the implementation and third-party audits of the Board-approved action plans.
•The company will implement enhanced disclosure to shareholders of political and lobbying activities.
•The company will further align financial incentives of senior executives with proactive compliance with legal and ethical obligations.

The settlement also includes a payment to FirstEnergy of $180 million, to be paid by insurance after court approval, less any court-ordered attorney’s fees awarded to plaintiffs.

John W. Somerhalder II, FirstEnergy vice chair and executive director, added, “We are grateful to the outgoing Board members for their dedication and years of service. They began the hard work of instituting changes that form the foundation on which we are continuing to bring the company forward. With a refreshed and rightsized Board, we will continue to build on these important efforts to enable a brighter future for the organization.”

FirstEnergy is dedicated to integrity, safety, reliability and operational excellence. Its ten electric distribution companies form one of the nation's largest investor-owned electric systems, serving customers in Ohio, Pennsylvania, New Jersey, West Virginia, Maryland and New York. The company's transmission subsidiaries operate more than 24,000 miles of transmission lines that connect the Midwest and Mid-Atlantic regions. Follow FirstEnergy on Twitter @FirstEnergyCorp or online at www.firstenergycorp.com.

Forward-Looking Statements: This news release includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 based on information currently available to management. Such statements are subject to certain risks and uncertainties and readers are cautioned not to place undue reliance on these forward-looking statements. These statements include declarations regarding management’s intents, beliefs and current expectations. These statements typically contain, but are not limited to, the terms “anticipate,” “potential,” “expect,” “forecast,” “target,” “will,” “intend,” “believe,” “project,” “estimate,” “plan,” and similar words. Forward-looking statements involve estimates, assumptions, known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements, which may include the following: risks associated with obtaining court approval of the definitive settlement agreement in the derivative cases, the potential liabilities, increased costs and unanticipated developments resulting from governmental investigations and agreements, including those associated with compliance with or failure to comply with the Deferred Prosecution Agreement with the U.S. Attorney’s Office for the S.D. Ohio; the risks and uncertainties associated with government investigations regarding Ohio House Bill 6 and related matters including potential adverse impacts on federal or state regulatory matters including, but not limited to, matters relating to rates; the potential of non-compliance with debt covenants in our credit facilities; the risks and uncertainties associated with litigation, arbitration, mediation and similar proceedings; legislative and regulatory developments, including, but not limited to, matters related to rates, compliance and enforcement activity; the ability to accomplish or realize anticipated benefits from our FE Forward initiative and our other strategic and financial goals, including, but not limited to, maintaining financial flexibility, overcoming current uncertainties and challenges associated with the ongoing government investigations, executing our transmission and distribution investment plans, greenhouse gas reduction goals, controlling costs, improving our credit metrics, growing earnings, and strengthening our balance sheet through a sale of a minority interest in certain of our transmission assets and/or issuance of additional equity; economic and weather conditions affecting future operating results, such as a recession, significant weather events and other natural disasters, and associated regulatory events or actions in response to such conditions; mitigating exposure for remedial activities associated with retired and formerly owned electric generation assets; the ability to access the public securities and other capital and credit markets in accordance with our financial plans, the cost of such capital and overall condition of the capital and credit markets affecting us, including the increasing number of financial institutions evaluating the impact of climate change on their investment decisions; the extent and duration of COVID-19 and the impacts to our business, operations and financial condition resulting from the outbreak of COVID-19 including, but not limited to, disruption of businesses in our territories and governmental and regulatory responses to the pandemic; the effectiveness of our pandemic and business continuity plans, the precautionary measures we are taking on behalf of our customers, contractors and employees, our customers’ ability to make their utility payment and the potential for supply-chain disruptions; actions that may be taken by credit rating agencies that could negatively affect either our access to or terms of financing or our financial condition and liquidity; changes in assumptions regarding economic conditions within our territories, the reliability of our transmission and distribution system, or the availability of capital or other resources supporting identified transmission and distribution investment opportunities; changes in customers’ demand for power, including, but not limited to, the impact of climate change or energy efficiency and peak demand reduction mandates; changes in national and regional economic conditions, including inflationary pressure, affecting us and/or our customers and those vendors with which we do business; the risks associated with cyber-attacks and other disruptions to our, or our vendors’, information technology system, which may compromise our operations, and data security breaches of sensitive data, intellectual property and proprietary or personally identifiable information; the ability to comply with applicable reliability standards and energy efficiency and peak demand reduction mandates; changes to environmental laws and regulations, including, but not limited to, those related to climate change; changing market conditions affecting the measurement of certain liabilities and the value of assets held in our pension trusts, or causing us to make contributions sooner, or in amounts that are larger, than currently anticipated; labor disruptions by our unionized workforce; changes to significant accounting policies; any changes in tax laws or regulations, or adverse tax audit results or rulings; and the risks and other factors discussed from time to time in our SEC filings. Dividends declared from time to time on FirstEnergy Corp.’s common stock during any period may in the aggregate vary from prior periods due to circumstances considered by FirstEnergy Corp.’s Board of Directors at the time of the actual declarations. A security rating is not a recommendation to buy or hold securities and is subject to revision or withdrawal at any time by the assigning rating agency. Each rating should be evaluated independently of any other rating. These forward-looking statements are also qualified by, and should be read together with, the risk factors included in FirstEnergy Corp.’s filings with the SEC, including, but not limited to, the most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. The foregoing review of factors also should not be construed as exhaustive. New factors emerge from time to time, and it is not possible for management to predict all such factors, nor assess the impact of any such factor on FirstEnergy Corp.’s business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statements. FirstEnergy Corp. expressly disclaims any obligation to update or revise, except as required by law, any forward-looking statements contained herein or in the information incorporated by reference as a result of new information, future events or otherwise.

(021022)